Exhibit 99.2

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

Financial Condition Data:
General
Total assets	$1,027,836	$1,033,500	$1,026,790	$1,004,753	$951,174
Loans, net	672,223	663,339	646,604	612,541	602,395
Intangibles	31,787	32,230	32,388	23,345	22,924
Total deposits	614,550	651,512	648,429	598,067	587,480
Non interest bearing	69,640	66,118	64,671	57,649	59,181

Savings	82,416	88,106	89,806	81,321	76,712
NOW	164,803	170,001	163,018	156,649	155,114
Money Market	22,461	26,726	27,887	27,548	29,827
Time Deposits	275,230	300,561	303,047	274,900	266,646
Total interest bearing deposits	544,910	585,394	583,758	540,418	528,299

Core deposits*	339,320	350,951	345,382	323,167	320,834
Trust preferred securities & subordinated debt	18,866	18,866	18,866	19,655	19,655
Shareholders’ equity	79,182	79,015	81,037	80,035	81,247
Trust assets under management	162,150	148,144	148,156	151,065	157,667

Asset Quality

Non-performing assets	$5,203	$4,596	$4,592	$4,714	$4,115
Non-performing assets to total assets	0.51%	0.44%	0.45%	0.47%	0.43%
Allowance for loan losses	7,754	7,229	7,342	6,478	6,206
Allowance for loan losses to total loans	1.14%	1.08%	1.12%	1.05%	1.02%
Allowance for loan losses to non-performing loans	194.97%	201.48%	204.57%	167.04%	183.56%
Non-performing loans to total loans	0.58%	0.54%	0.55%	0.63%	0.56%

Capitalization - Bancorp

Shareholders’ equity to total assets	7.70%	7.65%	7.89%	7.97%	8.54%

* Core deposits are defined as total deposits less time deposits

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

Operating Data

Net income	$983	$1,821	$1,690	$2,034	$1,228
Net interest income	5,829	5,973	5,924	5,548	5,750
Provision for loan losses	405	405	405	405	200
Non-interest income	3,065	3,728	3,547	3,890	2,342
Non-interest expense	7,634	7,155	7,141	6,563	6,643

Performance Statistics

Net interest margin	2.69	2.70%	2.69%	2.78%	2.80%
Annualized return on average assets	0.38%	0.70%	0.66%	0.84%	0.51%
Annualized return on average equity	4.99%	9.15%	8.30%	9.87%	6.04%
Annualized net loan charge-offs to avg loans	-0.07%	0.31%	0.15%	0.09%	0.84%
Net charge-offs (recoveries)	(120)	517	234	133	1,266
Efficiency ratio	80.9	78.9	83.7	82.6	87.2
Net income per employee	3	6	6	7	4

Per Share Data

Basic earnings per share	$0.14	$0.25	$0.23	$0.28	$0.17
Diluted earnings per share	0.14	0.25	0.23	0.28	0.17
Dividend declared per share	0.1815	0.1815	0.1815	0.1650	0.1650
Book value	11.03	11.01	11.24	11.17	11.33
Common stock price:
High	21.29	22.14	22.48	20.50	23.20
Low	18.36	17.80	19.60	18.01	17.84
Close	18.96	18.22	20.13	19.51	18.26
Weighted average common shares:
Basic	7,179	7,189	7,211	7,182	7,168
Fully Diluted	7,203	7,214	7,242	7,201	7,238
End-of-period common shares:
Issued	7,320	7,319	7,319	7,317	7,299
Treasury	141	141	111	149	127

SUN BANCORP INC.

Consolidated Balance Sheet

(Unaudited)

(In Thousands, Except Share Data)	December 2003	December 2002	% Change

ASSETS

Cash and due from banks	$27,021	$21,399	26.3%
Interest-bearing deposits in banks	1,400	20,170	-93.1%

Total cash and cash equivalents	28,421	41,569	-31.6%

Investment securities at fair market value	223,209	219,438	1.7%

Loans and leases, net of unearned income	679,977	608,601	11.7%
Less: allowance for loan and lease losses of $7,754 at December 31, 2003 and $6,206 at December 31, 2002	7,754	6,206	24.9%
Net loans and leases	672,223	602,395	11.6%

Bank premises and equipment, net	27,256	15,809	72.4%
Goodwill	28,574	22,924	24.6%
Core deposit intangible	1,435	—	n/a
Customer list intangible	1,778	—	n/a
Accrued interest	3,378	3,501	-3.5%
Bank owned life insurance	33,174	30,800	7.7%
Other assets	8,388	14,738	-43.1%

Total assets	$1,027,836	$951,174	8.1%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Noninterest-bearing	$69,640	$59,181	17.7%
Interest-bearing	544,910	528,299	3.1%

Total deposits	614,550	587,480	4.6%

Short-term borrowings	65,388	29,682	120.3%
Other borrowed funds	240,088	220,000	9.1%
Subordinated debentures	18,866	19,655	-4.0%
Accrued interest and other liabilities	9,762	13,110	-25.5%

Total liabilities	948,654	869,927	9.0%

Shareholders’ equity:
Common stock, No par value;	85,386	84,591	0.9%
Retained earnings (deficit)	(3,728)	(5,159)	27.7%
Accumulated other comprehensive income	29	3,578	-99.2%
Less: Treasury stock, at cost	(2,505)	(1,763)	-42.1%

Total shareholders’ equity	79,182	81,247	-2.5%

Total liabilities and shareholders’ equity	$1,027,836	$951,174	8.1%

SUN BANCORP, INC.

Consolidated Income Statement

(Unaudited)

	For The Three Months Ended December 31			For the Twelve Months Ended December 31
(In Thousands, Except Net Income Per Share Data)	2003	2002	% Change	2003	2002	% Change
Taxable equivalent net interest income	6,052	5,962	1.5%	24,196	25,913	-6.6%

Interest income:
Loans and leases, including fees	$9,860	$10,048	-1.9%	$40,467	$40,310	0.4%
Available for sale securities
Taxable	1,687	2,425	-30.4%	7,600	12,380	-38.6%
Tax exempt	210	247	-15.0%	869	1,015	-14.4%
Dividends	53	117	-54.7%	358	475	-24.6%
Deposits in banks and other financial institutions	13	94	-86.2%	125	363	-65.6%

Total interest and dividend income	11,823	12,931	-8.6%	49,419	54,543	-9.4%

Interest expense:
Deposits	2,419	3,444	-29.8%	11,366	14,733	-22.9%
Short-term borrowings	134	89	50.6%	456	325	40.3%
Other borrowed funds	2,984	3,184	-6.3%	12,478	12,698	-1.7%
Subordinated debentures	457	464	-1.5%	1,845	1,892	-2.5%

Total interest expense	5,994	7,181	-16.5%	26,145	29,648	-11.8%

Net interest income	5,829	5,750	1.4%	23,274	24,895	-6.5%

Provision for loan and lease losses	405	200	102.5%	1,620	1,460	11.0%

Net interest income, after provision for loan & lease losses	5,424	5,550	-2.3%	21,654	23,435	-7.6%

Non-interest income:
Service charges on deposit accounts	1,129	933	21.0%	4,094	3,041	34.6%
Trust income	133	196	-32.1%	726	759	-4.3%
Net security gains	—	473	-100.0%	3,194	616	418.5%
Investment product sales	133	56	137.5%	377	406	-7.1%
Bank owned life insurance	315	327	-3.7%	1,271	720	76.5%
Insurance subsidiary	431	14	2978.6%	1,257	77	1532.5%
Net gain on sale of loans	33	119	-72.3%	397	255	55.7%
Leasing fees	274	—	N/A	1,089	—	N/A
Other income	617	224	175.4%	1,825	794	129.8%

Total non-interest income	3,065	2,342	30.9%	14,230	6,668	113.4%

Non-interest expense:
Salaries and employee benefits	3,158	3,176	-0.6%	13,069	11,800	10.8%
Net occupancy expense	301	276	9.1%	1,358	1,083	25.4%
Furniture and equipment expenses	748	524	42.7%	2,219	1,790	24.0%
Amortization of intangibles with finite lives	442	—	N/A	531	—	N/A
Other expenses	2,985	2,667	11.9%	11,316	7,949	42.4%

Total non-interest expense	7,634	6,643	14.9%	28,493	22,622	26.0%

Income before income tax provision	855	1,249	-31.5%	7,391	7,481	-1.2%

Income tax provision	(128)	21	-709.5%	863	1,065	-19.0%

Net income	$983	$1,228	-20.0%	$6,528	$6,416	1.7%

Net income per share - Basic	$0.14	$0.17	-20.1%	$0.91	$0.90	1.2%

Weighted average number of shares outstanding - Basic	7,178,576	7,167,724	0.2%	7,190,140	7,154,107	0.5%

Net income per share - Diluted	$0.14	$0.17	-17.6%	$0.90	$0.89	1.1%

Weighted average number of shares outstanding - Diluted	7,202,396	7,196,534	0.1%	7,214,708	7,196,534	0.3%

Sun Bancorp, Inc.

Average Balances and Net Interest Income

	FOR THE QUARTER ENDED
	December 31, 2003			December 31, 2002
(In Thousands)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
ASSETS
Interest-earning assets:
Interest-bearing deposits	$2,885	$13	1.79%	$19,198	$94	1.94%
Loans (net of unearned income)	664,545	9,974	5.95%	601,074	10,133	6.69%
Investments:
Taxable	207,769	1,740	3.35%	203,454	2,542	5.00%
Tax-exempt	18,760	319	6.79%	20,736	374	7.21%
Total interest-earning assets	893,959	12,046	5.35%	844,462	13,143	6.19%

Noninterest-earning assets:
Cash and due from banks	27,493			20,081
Bank premises & equipment	25,588			15,703

Accrued interest and other assets	85,403			66,750
Less: Allowance for loan losses	(7,423)			(7,217)
Unamortized loan fees	357			183

Total assets	$1,025,377			$939,962

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:

NOW Accounts	$165,164	$199	0.48%	$152,458	$473	1.23%
Insured Money Market Accounts	25,295	48	0.75%	24,346	105	1.71%
Savings deposits	83,171	81	0.39%	75,753	255	1.34%
Time deposits	283,695	2,091	2.92%	276,469	2,611	3.75%
Short-term borrowings	52,491	134	1.01%	25,691	89	1.37%
Subordinated debentures	18,866	457	9.69%	19,994	464	9.21%
Other borrowed funds	243,935	2,984	4.85%	220,000	3,184	5.74%
Total interest-bearing liabilities	872,617	5,994	2.73%	794,711	7,181	3.58%

Noninterest-bearing liabilities and shareholders’ equity:

Demand deposits	68,543			57,439

Accrued interest and other liabilities	5449			5,919
Shareholders’ equity	78,768			81,893
Total liabilities and shareholders’ equity	$1,025,377			$939,962
Interest rate spread			2.62%			2.60%
Net interest income/margin		$6,052	2.69%		$5,962	2.80%

	FOR THE YEAR ENDED
	December 31, 2003			December 31, 2002
(In Thousands)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
ASSETS
Interest-earning assets:
Interest-bearing deposits	$11,731	$125	1.07%	$17,195	$363	2.11%
Loans (net of unearned income)	644,292	40,941	6.35%	581,101	40,806	7.02%
Investments:
Taxable	221,083	7,958	3.60%	232,911	12,855	5.52%
Tax-exempt	19,267	1,317	6.83%	21,009	1,537	7.32%
Total interest-earning assets	896,373	50,341	5.62%	852,216	55,561	6.52%

Noninterest-earning assets:
Cash and due from banks	24,302			19,444
Bank premises & equipment	20,581			14,783

Accrued interest and other assets	78,068			51,595
Less: Allowance for loan losses	(7,023)			(6,840)
Unamortized loan fees	317			122

Total assets	$1,012,618			$931,320

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:

NOW Accounts	$164,418	$1,166	0.71%	$151,004	$1,974	1.31%
Insured Money Market Accounts	26,698	299	1.12%	22,329	412	1.85%
Savings deposits	84,717	596	0.70%	76,656	1,200	1.57%
Time deposits	288,822	9,305	3.22%	275,373	11,147	4.05%
Short-term borrowings	40,962	456	1.11%	22,897	325	1.42%
Subordinated debentures	19,255	1,845	9.58%	20,083	1,892	9.42%
Other borrowed funds	238,707	12,478	5.23%	220,849	12,698	5.75%
Total interest-bearing liabilities	863,579	26,145	3.03%	789,191	29,648	3.76%

Noninterest-bearing liabilities and shareholders’ equity:

Demand deposits	62,717			57,310

Accrued interest and other liabilities	5,205			4,853
Shareholders’ equity	81,117			79,966
Total liabilities and shareholders’ equity	$1,012,618			$931,320
Interest rate spread			2.59%			2.76%
Net interest income/margin		$24,196	2.70%		$25,913	3.04%